JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNTS H, Q and T

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Prospectus Supplement dated March 14, 2023

Notice of Portfolio Substitution

This is a Supplement to the Prospectuses for REVOLUTION ACCESS VARIABLE ANNUITY, REVOLUTION EXTRA VARIABLE ANNUITY, REVOLUTION EXTRA II VARIABLE ANNUITY, REVOLUTION VALUE VARIABLE ANNUITY, REVOLUTION VALUE II VARIABLE ANNUITY, VENTURE® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, VENTURE VANTAGE® VARIABLE ANNUITY, VENTURE STRATEGY® VARIABLE ANNUITY, VENTURE VISION® VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY and WEALTHMARK ML3 VARIABLE ANNUITY, variable annuity contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Insurance Companies”). We refer to these Prospectuses as the “Annuity Prospectuses.”

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029 to request a free copy. You may also visit our website at johnhancock.com/annuities.

Scheduled Substitutions of Portfolios

Effective at the close of business on April 14, 2023 (the “Substitution Date”), in accordance with standards of the U.S. Securities and Exchange Commission, the Insurance Companies will “Substitute” (i.e., replace) certain “Existing Portfolios” under the Contracts with certain “Replacement Portfolios,” as set forth in the table below:

Existing Portfolio	Replacement Portfolio
BlackRock Advantage SMID Cap V.I. Fund—Class II	JHVIT Small Cap Index Trust—Series I
BlackRock Basic Value V.I. Fund—Class II	JHVIT Fundamental Large Cap Value Trust—Series I
BlackRock Global Allocation V.I. Fund—Class II	JHVIT Lifestyle Growth Portfolio—Series I
DWS Equity 500 Index VIP—Class B2	JHVIT 500 Index Trust—Series NAV
M Capital Appreciation Fund	JHVIT Small Cap Index Trust—Series NAV
M International Equity Fund	JHVIT International Equity Index Trust—Series NAV
M Large Cap Growth Fund	JHVIT 500 Index Trust—Series NAV
M Large Cap Value Fund	JHVIT 500 Index Trust—Series NAV
PIMCO VIT All Asset Portfolio—Class M	JHVIT Lifestyle Balanced Portfolio—Series I* & II**

*	For Contracts issued prior to May 13, 2002.
**	For Contracts issued on or after May 13, 2002.

Please note, not all of the Existing Portfolios listed in the table above may be presently offered under your Contract.

On the Substitution Date, any Contract Value allocated to a Variable Investment Option investing in an Existing Portfolio will be automatically transferred to the Variable Investment Option investing in the applicable Replacement Portfolio.

Each Substitution will be effected at the relative net asset value per share of the Existing Portfolio and applicable Replacement Portfolio. Your Contract Value immediately prior to the Substitution will equal your Contract Value immediately after the Substitution. There will be no tax consequences for you as a result of the Substitution. The Substitution will be performed at no cost to you. The fees and charges under your Contract will not increase as a result of the Substitution. Your rights and the Insurance Company’s obligations under your Contract will not be altered in any way.

After the Substitution Date, the Variable Investment Options investing in the Existing Portfolios will no longer be available for investment.

Please note the following information regarding your Substitution transfer rights:

•

From the date of this Supplement through the Substitution Date, you may transfer any Contract Value allocated to the Variable Investment Options investing in the Existing Portfolios to any Variable Investment Options available under your Contract free of charge.

•

For 30 days after the Substitution Date, you may transfer any Contract Value allocated to the Variable Investment Options investing in the Replacement Portfolios to any Variable Investment Options available under your Contract free of charge.

•

Any such transfer will not count against any restrictions or limits on the number of transfers that may be performed under your Contract (except with respect to restrictions to discourage frequent transfer activity as described in the Annuity Prospectuses).

•	A transfer request may be made to the Insurance Companies on our website (johnhancock.com/annuities), by sending in a transfer request form, or by telephone (800-344-1029).

Copies of the Replacement Portfolios’ prospectuses accompany this Supplement. You should read them carefully. You can obtain a copy of any Portfolio’s prospectus, without charge, by contacting us at the Annuities Service Center.

You should retain this Supplement for future reference.

Supplement dated March 14, 2023

03/23:VAPS69	333-70728	033-79112
	333-70730	333-83558
	333-70850	333-138846
	333-71072	333-61283
	333-71074	333-164144
	333-164143	333-164138
	333-164147	333-164139
333-164137